SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2004


                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           001-31531            13-3692801
--------                           ---------            ----------
(State or other jurisdiction of    (Commission File     (IRS Employer
incorporation or organization)     Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

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Item 1.   Changes in Control of Registrant.
-------   ---------------------------------
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
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          Not Applicable.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
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          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  May  19,  2004
                    Distribution Date for the CorTS(R)Trust for GE Global Insurance Notes

Item 8.   Change in Fiscal Year
-------   ---------------------
          Not Applicable.

Item 9.   Regulation FD Disclosure
-------   ------------------------
          Not Applicable.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             By:  /s/ Mark C. Graham
                                             --------------------------------
                                             Name:   Mark C. Graham
                                             Title:  Authorized Signatory









May 19, 2004



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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's  Report with respect to the May 19, 2004                 5
          Distribution  Date for the  CorTS(R)  Trust for GE
          Global Insurance Notes


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                                    Exhibit 1
                                    ---------

To the Holders of:
CorTS(R) Trust for GE Global Insurance Notes
6.25% Corporate-Backed Trust Securities (CorTS(R)) Class A Certificates
*CUSIP:  12617F205    Class: A
*CUSIP:  12617FAA4    Class: B

U.S. Bank Trust National Association, as Trustee for the CorTS(R) Trust for GE Global Insurance Notes, hereby gives notice with respect to the distribution date of May 19, 2004 (the "Distribution Date") as follows:

1. The amount of the final distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class          Principal           Interest              Total Distribution
     A              $25.000000          $0.407986             $25.407986
     B              $ 0.000000          $1.958333             $ 1.958333

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.   The Holders of the Call Warrants received in the aggregate $2,829,959.40.

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5. The Term Assets were sold for settlement on the Distribution Date. As of the close of business on the Distribution Date, no assets are held for the above trust.

6. At the close of business on the Distribution Date, no Class A Certificates, no Class B Certificates and no Call Warrants are outstanding.


U.S.    Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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